Ivy Funds

Supplement dated November 5, 2018 to the

Ivy Funds Prospectus

dated July 31, 2018

as supplemented July 31, 2018 and August 17, 2018

On November 1, 2018, shareholders of the series of the Ivy Funds (each series being a “Target Fund” and collectively, the “Target Funds”) set forth in the table below approved an Agreement and Plan of Reorganization (Plan), pursuant to which substantially all of the assets of each Target Fund were transferred to a corresponding series of the Ivy Funds set forth in the table below (each, an “Acquiring Fund”) in exchange for shares of the respective Acquiring Fund, and in complete liquidation of the respective Target Fund (each, a “Reorganization”).

Target Fund	Acquiring Fund
Ivy Global Income Allocation Fund	Ivy Asset Strategy Fund
Ivy Tax-Managed Equity Fund	Ivy Large Cap Growth Fund
Ivy LaSalle Global Risk-Managed Real Estate Fund	Ivy LaSalle Global Real Estate Fund
Ivy Micro Cap Growth Fund	Ivy Small Cap Growth Fund
Ivy European Opportunities Fund	Ivy International Core Equity Fund

Effective November 5, 2018, each Reorganization closed. As a result, each Target Fund has been reorganized out of existence and is no longer offered for investment. Accordingly, effective immediately, all references to the Target Funds are hereby removed from the Prospectus.

The following replaces the “Ivy Asset Strategy Fund – Annual Fund Operating Expenses” table (as well as the applicable footnotes) on page 134:

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class E	Class I	Class N	Class R	Class Y
Management Fees	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%	0.62%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.25%	0.00%	0.00%	0.50%	0.25%
Other Expenses[3]	0.23%	0.24%	0.21%	0.37%	0.19%	0.04%	0.29%	0.18%
Acquired Fund Fees and Expenses[4]	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.13%	1.89%	1.86%	1.27%	0.84%	0.69%	1.44%	1.08%
Fee Waiver and/or Expense Reimbursement[5,6]	0.00%	0.00%	0.00%	0.24%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[7]	1.13%	1.89%	1.86%	1.03%	0.84%	0.69%	1.44%	1.08%

[3]	Other Expenses includes the expenses of any wholly-owned subsidiaries of the Fund.

[4]

Acquired Fund Fees and Expenses sets forth the Fund’s pro rata portion of the cumulative expenses charged by the business development companies (BDCs) in which the Fund invested during the last fiscal year. The actual Acquired Fund Fees and Expenses will vary with changes in the allocations of the Fund’s assets. The Acquired Fund Fees and Expenses shown are based on the total expense ratio of each BDC for the BDC’s most recent fiscal period. These expenses are not direct costs paid by Fund shareholders, and are not used to calculate the Fund’s NAV.

[5]

Through July 31, 2020, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Distributors, Inc. (IDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class E shares at 1.00%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees (Board).

[6]

Through July 31, 2020, IDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares and the Class N shares do not exceed the total annual ordinary fund operating expenses of the Class A shares and the Class I shares, respectively, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

[7]

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement ratio shown above does not correlate to the expense ratio shown in the Financial Highlights table because (i) it has been restated to exclude certain one-time expenses of the Fund and (ii) it reflects a revised ratio for certain share classes following the merger of Ivy Global Income Allocation Fund into the Fund.

Supplement	Prospectus	1

The following replaces the “Ivy Asset Strategy Fund – Example” section on page 135:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$913	$1,161	$1,871
Class B Shares	592	894	1,121	2,013
Class C Shares	189	585	1,006	2,180
Class E Shares	372	655	983	1,903
Class I Shares	86	268	466	1,037
Class N Shares	70	221	384	859
Class R Shares	147	456	787	1,724
Class Y Shares	110	343	595	1,317

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$684	$913	$1,161	$1,871
Class B Shares	192	594	1,021	2,013
Class C Shares	189	585	1,006	2,180
Class E Shares	372	655	983	1,903
Class I Shares	86	268	466	1,037
Class N Shares	70	221	384	859
Class R Shares	147	456	787	1,724
Class Y Shares	110	343	595	1,317

2	Prospectus	Supplement